UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22554

Date of Notification: September 12, 2016

2. Exact name of Investment Company as specified in registration statement:

Vertical Capital Income Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Vertical Capital Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By: /s/ Stanton P. Eigenbrodt

Stanton P. Eigenbrodt

Secretary

September 12, 2016

Dear Vertical Capital Income Fund Shareholder,

As you may know, Vertical Capital Income Fund (the "Fund") is required to make a repurchase offer to its shareholders each quarter. While the Fund is required to make the repurchase offer, shareholders are not required to take any action. The purpose of the enclosed letter is to communicate the required quarterly repurchase offer. If you do not wish to sell shares at this time, please disregard this notice.

The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity. The repurchase offer period will begin on September 12, 2016 and end on October 17, 2016. If you wish to redeem shares, and have purchased them through a financial consultant, please contact your financial consultant for assistance.

All Redemption Requests must be submitted to and received by Vertical Capital Income Fund by 4:00 p.m., Eastern Time, on October 17, 2016 to be effective. Please allow an appropriate amount of time for your Redemption Request to reach the Vertical Capital Income Fund.

For details of the offer and terms, please refer to the attached Repurchase Offer document.

Sincerely,

Vertical Capital Income Fund

/s/Stanton P. Eigenbrodt

Stanton P. Eigenbrodt

Secretary

Vertical Capital Income Fund is distributed by Northern Lights Distributors, LLC. Wholesale distribution services are provided by Provasi Capital Partners LP, member FINRA/SIPC. Provasi Capital Partners LP is not affiliated with Northern Lights Distributors, LLC.

September 12, 2016

Dear Shareholder,

The Vertical Capital Income Fund (“VCAPX” or the “Fund”) seeks to continue to perform in delivering its objective of generating income. We are writing to update you on the recent performance of the Fund, and to provide you with an offer to repurchase your shares (see ‘Repurchase Offer’ below and attached). As a preview, in the 2016 year-to-date period (through 6/30/2016) the Fund has outperformed the Barclays Capital U.S. MBS Index, Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index. This performance has occurred despite the uncertain state of the markets.

PERFORMANCE UPDATE

The objective of the Fund is to generate income. We review income and total return below:

INCOME

The Fund has paid 51 consecutive monthly dividends, with the trailing twelve month distribution rate at 3.10% as of 6/30/2016. The Fund’s distribution rate exceeds stock and bond indexes as shown below:

Annualized Distribution
Security/Index	Rate*
Vertical Capital Income Fund (@ NAV)	3.10%
Barclays Capital U.S. MBS Index	2.65%
Barclays Capital U.S. Aggregate Bond	2.45%
S&P 500 Index	2.09%
Source: Morningstar Direct

*	Trailing 12-month distribution rate is calculated by annualizing the sum of all income distributions over the preceding 12 months divided by the Fund’s NAV at the date of publication. The Fund’s SEC 30-Day Distribution yield, calculated according to SEC form N-1A, was 2.05%; had expenses not been reduced, the Fund’s SEC yield would have been 1.33%. There is no assurance that the company will continue to declare distributions or that they will continue at these rates. See Index Definitions and Risks below.

TOTAL RETURN

The Fund has generated relatively strong total returns. As you can see from the table below, for the one year period ending 6/30/2016, the Fund has delivered a total annualized return of 17.75%, exceeding those of several alternatives, including the leading bond and stock indexes during the same time frame.

Security/Index	1 Yr. Return
Vertical Capital Income Fund (@ NAV)	17.75%
Barclays Capital U.S. MBS Index	4.34%
Barclays Capital U.S. Aggregate Bond	6.22%
S&P 500 Index	3.99%
Source: Morningstar Direct

Past performance is no guarantee of future returns. See Index Definitions and Risks below.

RISK COMPARISON

Maximum drawdown is the maximum loss from a peak to a trough of a security and is used as an indicator of downside risk over a set time period. The maximum drawdowns in the one year ending 6/30/2016 are listed below:

	1 Yr.	1 Yr. Max
Security/Index	Return	Drawdown
Vertical Capital Income Fund (@ NAV)	17.75%	-0.87%
Barclays Capital U.S. MBS Index	4.34%	-0.79%
Barclays Capital U.S. Aggregate Bond	6.22%	-1.58%
S&P 500 Index	3.99%	-8.36%
Source: Morningstar Direct

Past performance is no guarantee of future returns. See Index Definitions and Risks below.

FUND PERFORMANCE

The table below presents the Fund’s performance, with and without the sales charge as of the most recent three month period, as well as year to-date, one year, three years, and since inception through 6/30/2016

	THREE				SINCE
	MONTHS	YTD	1 YEAR	3 YEARS	INCEPTION
VERTICAL CAPITAL INCOME FUND (@ NAV)	2.42%	6.80%	17.75%	10.12%	10.12%
VERTICAL CAPITAL INCOME FUND (@ MAX SALES LOAD, 4.50%)	-2.20%	1.98%	12.47%	8.44%	9.01%

Inception date of the Fund is December 30, 2011.

Past performance is neither indicative nor a guarantee of future results. The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including operating expenses, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.85% per annum of the Fund’s average daily net assets through at least January 31, 2017, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund’s total annual operating expenses would be 2.67%, and returns would have been lower.

15601 Dallas Parkway, Suite 600 | Addison, Texas 75001 | 866.655.3600
3715-2	provasicapital.com

Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please go to provasicapital.com or call toll-free 866.277.VCIF (8243).

The Fund’s distribution rate may be affected by numerous factors, including changes in realized and projected market returns, Fund performance, and other factors. There can be no assurance that an unanticipated change in market conditions or other unforeseen factors will not result in a change in the Fund’s distribution rate at a future time. The Fund’s distribution amounts were calculated based on the ordinary income received from the underlying investments, and in certain cases, short-term capital gains realized from the disposition of investments. Long-term capital gains realized from disposition of assets will be paid annually. Distributions over the past 12 months reflect portfolio income only, and do not include a return of capital or income from loan proceeds or borrowing.

There is no assurance that the fund will achieve its investment objectives.

Vertical Capital Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Wholesale distribution services are provided by Provasi Capital Partners LP. Provasi Capital Partners LP and Behringer Advisors, LLC are not affiliated with Northern Lights Distributors, LLC. Provasi Capital Partners LP and Behringer Advisors, LLC are affiliated entities. This material has been prepared by Provasi Capital Partners LP on behalf of the issuer.

INDEXES AND DEFINITIONS

The Barclays Capital U.S. Mortgage Backed Securities (MBS) Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae(GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Barclays Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The S&P 500 Index is a total return index that is reflective of the performance of large U.S. companies in general. Investors cannot directly invest in an index and unmanaged index returns reflect reinvestment of dividends but do not reflect any fees, expenses or sales charges.

Please note that the indices we show are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Please also note that past performance is no guarantee of future results.

To explain the Morningstar definitions that we use in this letter, Annualized Return is the geometric mean of the returns with respect to one year. Annualized implies compounded returns for time periods greater than one year. Maximum Drawdown is the peak to trough decline during a specific record period of an investment or fund. It is usually quoted as the percentage between the peak to the trough.

REPURCHASE OFFER

Along with this update, I would also like to remind you that the Vertical Capital Income Fund provides you and other shareholders with access to your assets and liquidity through a quarterly repurchase of shares. This quarter, the repurchase offer period will begin on September 12, 2016 and end on October 24, 2016. For details of the offer, please refer to the attached Repurchase Offer document or call us at 866.277.VCIF (8243). If you wish to continue to own your investment, then you do not need to do anything. If you wish to redeem your shares, and you own shares through a Broker/Dealer or Adviser, please contact your financial representative for instructions. If you do not have or are unable to contact your financial representative and wish to redeem shares we have provided the attached form which you can complete.

Thank you again for your investment in the Vertical Capital Income Fund.

Sincerely,
Vertical Capital Income Fund

Stanton P. Eigenbrodt
Secretary

7754-NLD-9/8/2016
3715-2

VERTICAL CAPITAL INCOME FUND

REPURCHASE OFFER

1. The Offer. Vertical Capital Income Fund ("Fund") is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value ("NAV") as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's prospectus and statement of additional information.

2. Net Asset Value. The NAV of the Fund on September 8, 2016 was $12.73 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Redemption Request Form. The current NAV may be obtained by calling 1-866-277-VCIF and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All Redemption Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on October 17, 2016. Please allow an appropriate amount of time for your Redemption Request Forms to reach the Fund.

4. Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on October 17, 2016. This may be higher or lower than the NAV on the date on which you return your Redemption Request Form.

5. Payment for Shares Repurchased. The Fund expects to make payments for all shares repurchased the day following the Repurchase Pricing Date. In any event, the Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%). If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all shares that you tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly redemption offers.

7. Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on October 17, 2016.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV; and

•	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

9. Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the investment manager, the transfer agent, the Fund's distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the investment manager, nor the Fund's distributor is or will be obligated to insure that your financial consultant, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial consultant.

VERTICAL CAPITAL INCOME FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, OCTOBER 17, 2016

Vertical Capital Income Fund

c/o Gemini Fund Services, LLC

17605 Wright Street

Omaha, NE 68130

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund's outstanding shares and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

Name(s) of Registered Shareholders:

_________________________________	Account Number: _______________________________
_________________________________	Daytime Telephone Number: ______________________

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

_____ Full Tender:	Please tender all shares in my account.
_____ Partial Tender:	Please tender ___________shares from my account.
_____ Dollar Amount:	Please tender enough shares to net $____________

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

_____Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)
_____ I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions: _____________________________________________

    _____________________________________________

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-866-277-VCIF to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature: ____________________________	Date: _____________________
________________________	_____________________

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: ___________________________